Money Market Funds	Prospectus and SAI Supplement

UBS RMA

Money Market Portfolio

U.S. Government Portfolio

Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 28, 2015, as supplemented

June 1, 2016

Dear Investor:

The purpose of this supplement is to announce the anticipated involuntary redemption of shareholder accounts of UBS RMA Money Market Portfolio and UBS RMA U.S. Government Portfolio (the “Funds”) on or about June 24, 2016. The Funds are series of UBS RMA Money Fund Inc., a Maryland corporation (the “Corporation”). The Corporation plans to avail itself of the right under the Corporation’s Restatement of the Articles of Incorporation, as amended to date (the “Articles”), to redeem shareholders in order to avoid causing the Corporation to be deemed a “personal holding company” under the Internal Revenue Code of 1986, as amended (the “Code”).

As previously announced in a supplement to the Prospectus and SAI dated March 29, 2016, the Funds have been informed by the Funds’ primary dealer, UBS Financial Services Inc., that on or about June 24, 2016, UBS Financial Services Inc. will no longer offer the Funds as cash sweep options as part of its sweep program. On or about June 24, 2016, through bulk exchange transactions, UBS Financial Services Inc. intends to redeem its customers from the Funds and transfer the proceeds from the redemptions to UBS RMA Government Money Market Fund.

It is expected that, after the bulk exchange transactions, concentration of the Corporation’s shares in remaining accounts might cause the Corporation to be deemed to be a personal holding company under the Code, and therefore, the officers of the Corporation have been authorized to involuntarily redeem all shares held by the remaining accounts under the Articles, effective on or about June 24, 2016. Therefore, to the extent that you object to participation in the bulk exchange transactions or you hold shares through an intermediary other than UBS Financial Services Inc., your Fund shares will likely be redeemed by the Corporation on or about June 24, 2016, and the redemption proceeds paid to you.

Please note that it is expected that the redemptions will occur at a $1.00 net asset value per share. As a result, you are not expected to experience any taxable gain or loss as a result of the redemptions.

If you have questions regarding these matters, please contact your Financial Advisor or the financial intermediary through which you hold your Fund shares.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-815